FILER:
 COMPANY DATA:
    COMPANY CONFORMED NAME:               VSI HOLDINGS INC.
    CENTRAL INDEX KEY:                    0000354611
    STANDARD INDUSTRIAL CLASSIFICATION:
    IRS NUMBER:                           222135522
    STATE OF INCORPORATION:               GA.
    FISCAL YEAR END:                      0930

 FILING VALUES :
    FORM TYPE:                            8-K
    SEC ACT:                              1934 ACT
    SEC FILE  NUMBER                      001-12942
        FILM NUMBER

 BUSINESS ADDRESS:
    STREET 1:                             4900 HIGHLANDS
                                          PKWY.
    CITY:                                 SMYRNA
    STATE:                                GA.
    ZIP:                                  30082

 BUSINESS PHONE:                          7704320636

 MAIL ADDRESS:
    STREET 2:                             2100 N. WOODWARD
                                          AVE.  STE 201 W.
    CITY:                                 BLOOMFIELD HILLS
    STATE:                                MI.
    ZIP:                                  48304

 FORMER COMPANY:
    FORMER CONFORMED NAME:                BANKERS NOTE
    DATE OF NAME CHANGE:                  19920703




















                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K

                          CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15 (d)
              OF THE SECURITIES EXCHANGE ACT OF 1934
          For the Quarterly Period ended June 30,  1998

         Date of report (Date of earliest event reported)
                       September 2, 1998

                      VSI HOLDINGS, INC.
     (Exact name of Registrant as specified in its charter)

       Georgia             1-12942          22-2135522
(State or other       Commission File    (I.R.S. Employer
jurisdiction of           Number        identification No.)
incorporation or organization)

               2100 North Woodward Ave. 201 W.
       Bloomfield Hills, MI. 48304              48304
(Address of principle executive offices)      Zip Code

 Registrant's telephone number, including area code)
                (248)  644-0500




























Item 1. Changes in Control of Registrant.

        None.

Item 2. Acquisition or Disposition of Assets.

        None.

Item 3. Bankruptcy or Receivership.

        None.

Item 4. Changes in Registrant's Certifying Accountant.

        None.

Item 5. Other Events.

     On August 20, 1998, VSI Holdings, Inc. (the "Company") terminated its negotiations to merge with Navidec, Inc.
solutions (NASDAQ:NVDC).  Navidec is headquartered at 14
Inverness Drive, Suite F-116, Englewood, Colorado  80112.

     The negotiations for the merger were first disclosed in the Company's Form 10-Q for its quarter ended June 30, 1998. Such disclosure noted that the merger was subject to several contingencies, including due diligence review, negotiation of a definitive agreement, and tax-free status compliance.

Item 6. Resignations of Registrant's Director.

        None.

Item 7. Financial Statements and Exhibits.

        None.

Item 8. Change in Fiscal Year.

        None.

Signatures

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                By: VSI HOLDINGS, INC.
                                      (REGISTRANT)

                                Name: Thomas Marquis
                                Its: Chief Financial Officer

Date: September 2, 1998